SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 23, 2003


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


        California                     0-27122                  94-2900635
      (State or Other           (Commission File Number)       (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)



               3011 Triad Drive                                   94550
                Livermore, CA                                   (Zip Code)
    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (925) 245-3400



          (Former Name or Former Address, if Changed Since Last Report)



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Item 9.              Regulation FD Disclosure

     The following information is furnished pursuant to Item 9, Regulation FD Disclosure and Item 12, Disclosure of Results of Operations and Financial Condition.

     On April 23, 2003, Adept Technology, Inc. ("Adept") issued a press release announcing its financial results for its third quarter ended March 29, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c) Exhibits.

           The following exhibit is filed with this report on Form 8-K:

           Exhibit No.       Description
           -----------       -----------

           99.1              Press Release of Adept issued on April 23, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ADEPT TECHNOLOGY, INC.



Date:  April 23, 2003              By:   /s/  Michael W. Overby
                                      ------------------------------------------
                                      Michael W. Overby
                                      Vice President and Chief Financial Officer